Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        In connection with the Quarterly Report on Form 10-Q of Evoqua Water Technologies Corp., a Delaware corporation (the “Company”), for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2018	/s/ RONALD C. KEATING __________________________________________ Ronald C. Keating President, Chief Executive Officer and Director (Principal Executive Officer)

Date: August 7, 2018	/s/ BENEDICT J. STAS _________________________________________ Benedict J. Stas Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)